UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 22, 2004


                             TRIPATH TECHNOLOGY INC.
             (Exact name of Registrant as specified in its charter)


           Delaware                       000-31081             77-0407364
-------------------------------   -----------------------   -------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
        incorporation)                                      Identification No.)


                              2560 Orchard Parkway
                           San Jose, California 95131
          (Address of principal executive offices, including zip code)

                                 (408) 750-3000
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.  Results of Operations and Financial Condition.

On October 22, 2004, Tripath Technology Inc. issued a press release revising the revenue guidance for the third quarter ended September 30, 2004 and announcing the resignation of its former independent accountants, BDO Seidman, LLP. A Form 8-K was filed by Tripath Technology Inc. on October 22, 2004 reporting the resignation of its former independent accountants, BDO Seidman, LLP. A copy of such press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Tripath Technology Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits


Exhibit Number    Description
-------------     ---------
99.1              Press Release, dated October 22, 2004, entitled
                  "Tripath Technology Revises Guidance for Third Quarter
                  2004 and Announces Auditor Resignation"




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TRIPATH TECHNOLOGY INC.


Date:   October 28, 2004            /s/ Clarke Seniff
                                    --------------------------------------------
                                    Clarke Seniff
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                  Exhibit Index

Exhibit Number        Description
-------------         ---------
99.1                  Press Release, dated October 22, 2004, entitled
                      "Tripath Technology Revises Guidance
                      for Third Quarter 2004 and Announces Auditor Resignation"